UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 3, 2019

RPM INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14187	02-0642224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2628 Pearl Road, P.O. Box 777, Medina, Ohio		44258
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (330) 273-5090

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	RPM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Annual Meeting Results

The Annual Meeting of Stockholders of the Company was held on October 3, 2019. The following matters were voted on at the Annual Meeting, and the results were as follows:

(i)    Election of Kirkland B. Andrews, David A. Daberko, Thomas S. Gross and Frank C. Sullivan as Directors of the Company. The nominees were elected as Directors with the following votes:

Kirkland B. Andrews

For	105,400,072
Withheld	924,671
Broker Non-Votes	12,607,590

David A. Daberko

For	103,356,970
Withheld	2,967,773
Broker Non-Votes	12,607,590

Thomas S. Gross

For	104,261,504
Withheld	2,063,239
Broker Non-Votes	12,607,590

Frank C. Sullivan

For	103,139,716
Withheld	3,185,027
Broker Non-Votes	12,607,590

In addition to the Directors above, the following Directors’ terms of office continued after the Annual Meeting: John M. Ballbach, Bruce A. Carbonari, Jenniffer D. Deckard, Salvatore D. Fazzolari, Julie A. Lagacy, Robert A. Livingston, Frederick R. Nance and William B. Summers, Jr.

(ii)    The proposal to approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers, was approved with the following votes:

For	100,213,608
Against	5,393,874
Abstain	717,261
Broker Non-Votes	12,607,590

(iii)    The proposal to approve an amendment of the Company’s 2014 Omnibus Equity and Incentive Plan was approved with the following votes:

For	103,146,434
Against	2,418,870
Abstain	759,439
Broker Non-Votes	12,607,590

(iv)    The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2020 was approved with the following votes:

For	118,414,293
Against	267,920
Abstain	250,120
Broker Non-Votes	0

For information on how the votes for the above matters were tabulated, see the Company’s Definitive Proxy Statement used in connection with the Annual Meeting of Stockholders on October 3, 2019.

Item 8.01.	Other Events.

On October 3, 2019, the Company issued a press release announcing an increase in its quarterly cash dividend. A copy of the press release is furnished with this current report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of the Company, dated October 3, 2019, announcing a dividend increase.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPM International Inc.
(Registrant)

Date October 9, 2019

/s/ Edward W. Moore
Edward W. Moore Senior Vice President, General Counsel and Chief Compliance Officer